UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2016

New York REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K is to file the definitive proxy statement (the “Proxy Statement”) of New York REIT, Inc. (the “Company”), which was previously filed with the Securities and Exchange Commission, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, so that the Proxy Statement can be incorporated by reference in registration statements to be filed by the Company under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

The Proxy Statement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1(1)	Definitive Proxy Statement filed on December 21, 2016 by New York REIT, Inc. on Schedule 14A.

(1)       Filed with the Securities and Exchange Commission on December 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2016	NEW YORK REIT, INC.

	By:	/s/ Michael A. Happel Michael A. Happel Chief Executive Officer and President